UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 20, 2011

TOWER INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware                         001-34903                         27-3679414
(State or Other                (Commission                    (IRS Employer
     Jurisdiction of                  File Number)                  Identification No.)
                                                        Incorporation)

17672 Laurel Park Drive North, Suite 400E, Livonia, Michigan                          48152
(Address of principal executive offices)                                                  (Zip Code)

Registrant's telephone number, including area code: (248) 675-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2011, the registrant entered into agreements with Mark Malcolm (the registrant’s President and Chief Executive Officer), James Gouin (the registrant’s Chief Financial Officer and Executive Vice President) and Michael Rajkovic (the registrant’s Chief Operating Officer and Executive Vice President) extending the terms of their existing employment agreements. By virtue of the extension agreements, Mr. Malcolm’s employment agreement (previously scheduled to expire on July 31, 2012) will expire on December 31, 2014, Mr. Gouin’s employment agreement (previously scheduled to expire on October 31, 2012) will expire on December 31, 2014 and Mr. Rajkovic’s employment agreement (previously scheduled to expire on August 15, 2012) will expire on December 31, 2014. Subsequent extensions may be for one or, with the consent of the executive, two or three year terms.

Concurrent with the execution of the extension agreements, the registrant awarded restricted stock units to each of Messrs. Malcolm, Gouin and Rajkovic. Mr. Malcolm’s restricted stock units cover a total of 295,858 shares of the registrant’s common stock (having a value of $3,000,000 on the date of grant), Mr. Gouin’s restricted stock units cover a total of 98,619 shares of the registrant’s common stock (having a value of $1,000,000 on the date of grant) and Mr. Rajkovic’s restricted stock units cover a total of 98,619 shares of the registrant’s common stock (having a value of $1,000,000 on the date of grant). Subject to earlier vesting in the event of death, disability or a change of control of the registrant, the restricted stock units awarded to Messrs. Malcolm, Gouin and Rajkovic will vest only if they continue to serve the registrant through December 31, 2014. The restricted stock units were awarded pursuant to the registrant’s 2010 Equity Incentive Plan.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

10.1	Letter Agreement Amendment to Employment Agreement, dated as of December 20, 2011, between the registrant and Mark Malcolm.
10.2	Letter Agreement Amendment to Employment Agreement, dated as of December 20, 2011, between the registrant and James Gouin.
10.3	Letter Agreement Amendment to Employment Agreement, dated as of December 20, 2011, between the registrant and Michael Rajkovic.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER INTERNATIONAL, INC.

       By: /s/ Jeffrey Kersten

      Name:    Jeffrey Kersten
      Title:      Senior Vice President and Corporate Controller

December 27, 2011

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EXHIBIT INDEX

10.1	Letter Agreement Amendment to Employment Agreement, dated as of December 20, 2011, between the registrant and Mark Malcolm.
10.2	Letter Agreement Amendment to Employment Agreement, dated as of December 20, 2011, between the registrant and James Gouin.
10.3	Letter Agreement Amendment to Employment Agreement, dated as of December 20, 2011, between the registrant and Michael Rajkovic.

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